Exhibit 4.1 SPECIMEN OF COMMON STOCK CERTIFICATE

Independent Film Development Corporation

[________]NUMBER                                              SHARES[________]

                      INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                100,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE

  COMMON STOCK                                     CUSIP

                                                                SEE REVERSE FOR

CERTAIN

                                                                DEFINITIONS

THIS CERTIFIES THAT

Is the RECORD HOLDER OF            SHARES OF FULLY PAID AND NON-ASSESSABLE

SHARES OF COMMON STOCK OF Independent Film Development Corporaiton

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.  THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE LAWS OF THE STATE OF NEVADA, AND TO THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE CORPORATION, AS NOW OR HEREAFTER AMENDED.  THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.

WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Dated:

[SEAL OF Specialized Leasing, Inc.}

KENNETH EADE                                         KENNETH EADE

------------------------                            ---------------------

President                                            Secretary

                        COUNTERSIGNED

                        AMERICAN REGISTRAR & TRANSFER CO.

                        342 E. 900 South

                        P.O. Box 1798

                        Salt Lake City, Utah 84110

                        By: ^^Richard M. Day^^

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common           UNIF GIFT MIN ACT - ____Custodian____

TEN ENT  - as tenants by the entireties                     (Cust)      (Minor)

JT TEN   - as joint tenants with right            under Uniform Gifts to Minors

           of survivorship and not as             Act ________________________

               tenants in common                                    (State)

             Additional abbreviation may also be used though not in above list.

             FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

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__________________________________________________________________________

(Please print or typewrite name and address including zip code of assignee)

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named

Corporation with full power of substitution in the premises.

Dated,   ---------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.